T. Rowe Price Limited Duration Inflation Focused Bond Fund

Supplement to Summary Prospectus Dated October 1, 2015

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective June 30, 2016, Stephen L. Bartolini will replace Daniel O. Shackelford as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Bartolini joined T. Rowe Price in 2010.

The date of this supplement is June 29, 2016.

F161-041-S 6/29/16